Exhibit 10.1
AMENDMENT NO. 7 AND WAIVER NO. 4
TO REVOLVING CREDIT AGREEMENT
     AMENDMENT NO. 7 AND WAIVER NO. 4 (this “Amendment”), dated as of March 28, 2007, to the REVOLVING CREDIT AGREEMENT, dated as of August 20, 2003, by and among HAIGHTS CROSS OPERATING COMPANY (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”), BEAR STEARNS CORPORATE LENDING, INC., as Syndication Agent (in such capacity, the “Syndication Agent”), and THE BANK OF NEW YORK (“BNY”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) as amended by Amendment No. 1 and Waiver No. 1, dated as of January 26, 2004, Amendment No. 2 and Waiver No. 2, dated as of April 14, 2004, Amendment No. 3 and Consent No. 3, dated as of December 1, 2004, Amendment No. 4 and Waiver No. 3, dated as of March 31, 2005, Amendment No. 5 and Consent No. 4, dated as of March 31, 2005, and Amendment No. 6, dated as of March 30, 2006 (and, as further amended from time to time, the “Credit Agreement”).
RECITALS
     I.     Unless defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.
     II.     The Borrower has requested that the Required Lenders agree to amend Sections 7.1(a), (b), (c) and (d) of the Credit Agreement.
     III.     The Borrower has also requested that the Required Lenders waive any Event of Default which exists or may have occurred under the Credit Agreement due solely to the fact that (a) the financial statements of Holdings for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 and each of the March 31, June 30 and September 30 quarter-end financial statements for these fiscal years, as well as the March 31, 2006, June 30, 2006 and September 30, 2006 quarter-end financial statements may not have been prepared in accordance with GAAP solely to the extent that Holdings accounted in such financial statements for deferred income tax expense and related deferred income tax liabilities on a consolidated basis whereas the application of GAAP as it relates to such deferred income tax items has recently changed and is a matter beyond the control of the Borrower and (b) the financial statements of Holdings for the fiscal year ended December 31, 2005 may not have been prepared in accordance with GAAP solely to the extent that in such financial statements Holdings did not classify Series A Warrants issued by Holdings as liabilities or value such warrants at “fair value”, whereas such required treatment of Series A Warrants results from a deeply remote technical accounting professional ruling beyond the expectation that the Borrower would have the capability or resources to identify such an accounting rule.

     IV.     The Administrative Agent and the Required Lenders have agreed to the Borrower’s requests on the terms and subject to the conditions set forth in this Amendment.
     Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1.     Amendments.
          (a)     Section 7.1(a) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
     7.1. Financial Condition Covenants.
          (a)     Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at the end of any period set forth below to exceed the ratio set forth below opposite such period:

Consolidated
Period	Leverage Ratio
1/1/07 - 3/31/07	5.50x
4/1/07 - 6/30/07	5.50x
7/1/07 - 9/30/07	5.50x
10/1/07 - 12/31/07	5.50x
1/1/08 - 3/31/08	5.50x
4/1/08 and thereafter	5.50x
          (b)     Section 7.1(b) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
          (b) Consolidated Interest Coverage Ratio.     Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with the last day of any period set forth below to be less than the ratio set forth below opposite such period:

Consolidated Interest
Period	Coverage Ratio
1/1/07 - 3/31/07	1.45x
4/1/07 - 6/30/07	1.45x
7/1/07 - 9/30/07	1.45x
10/1/07 - 12/31/07	1.45x
1/1/08 - 3/31/08	1.45x
4/1/08 and thereafter	1.45x

          (c)     Section 7.1(c) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
          (c) Consolidated Fixed Charge Coverage Ratio.     Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with the last day of any period set forth below to be less than the ratio set forth below opposite such period:

Consolidated Fixed Charge
Period	Coverage Ratio
1/1/07 - 3/31/07	0.75x
4/1/07 - 6/30/07	0.75x
7/1/07 - 9/30/07	0.75x
10/1/07 - 12/31/07	0.75x
1/1/08 - 3/31/08	0.75x
4/1/08 and thereafter	0.75x
          (d)     Section 7.1(d) of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
          (d) Consolidated Senior Secured Leverage Ratio.     Permit the Consolidated Senior Secured Leverage Ratio at the end of any period set forth below to exceed the ratio set forth below opposite such period:

Consolidated Senior Secured
Period	Leverage Ratio
1/1/07 - 3/31/07	2.20x
4/1/07 - 6/30/07	2.20x
7/1/07 - 9/30/07	2.20x
10/1/07 - 12/31/07	2.20x
1/1/08-3/31/08	2.20x
4/1/08 and thereafter	2.20x
     2.     Limited Waivers
          The Required Lenders hereby waive any Event of Default which exists or may have occurred under the Credit Agreement due solely to the fact that (a) the financial statements of Holdings for the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005 and each of the March 31, June 30 and September 30 quarter-end financial statements for these fiscal years, as well as the March 31, 2006, June 30, 2006 and September 30, 2006 quarter-end financial statements may not have been prepared in accordance with GAAP solely to the extent that Holdings accounted in such financial statements for deferred income tax expense and related deferred income tax liabilities on a consolidated basis and (b) the financial statements of Holdings for the fiscal year ended December 31, 2005 may not have been prepared in accordance with GAAP solely to the extent that in such financial statements Holdings did not classify Series A Warrants issued by Holdings as liabilities or value such warrants at “fair value”.
     3.     Conditions to Effectiveness.
          This Amendment shall be effective as of March 28, 2007 (the “Amendment No. 7 Effective Date”), provided that the following conditions are satisfied on or before March 28, 2007:
     (a)     the Administrative Agent shall have received this Amendment executed by duly authorized signatories of the Borrower and each of the Guarantors and by each of the Required Lenders;
     (b)     the Administrative Agent shall have received an amendment fee for the benefit of each Lender executing this Amendment equal to 0.10% of such Lender’s commitment; and
     (c)     the Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request and payment of any other fees due to the Administrative Agent, including without limitation, the reasonable fees and expenses of its counsel.
     4.     Miscellaneous
          (a)     The Borrower hereby:
                    (i)     acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Credit Agreement and the other Loan Documents;
                    (ii)     acknowledges that the waivers granted in Section 2 are limited to the specific matters described in such Section and are not waivers of any other matter which may now exist or hereafter occur;
                    (iii)     represents and warrants that, after giving effect to this Amendment, there exists no Default or Event of Default and no Default or Event of Default will result from the consummation of the transactions described in this Amendment; and

                    (iv)     represents and warrants that the representations and warranties contained in the Credit Agreement (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof.
          (b)     Each of the Guarantors, by signing this Amendment, hereby:
                      (i)     acknowledges and consents to the execution of this Amendment; and
                      (ii)     acknowledges and reaffirms its obligations under, and confirms the validity and enforceability of, the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.
          (c)     This Amendment may be executed in any number of counterparts and by facsimile, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.
          (d)     This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.
          (e)     The Borrower agrees to pay the reasonable fees and expenses of the Administrative Agent’s counsel in connection with this Amendment and any other fees due to the Administrative Agent.
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HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER: HAIGHTS CROSS OPERATING COMPANY
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Executive Vice President and Chief Financial Officer

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

GUARANTORS: HAIGHTS CROSS COMMUNICATIONS, INC.
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Executive Vice President and Chief Financial Officer

SUNDANCE/NEWBRIDGE EDUCATIONAL PUBLISHING, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

TRIUMPH LEARNING, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

RECORDED BOOKS, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

OAKSTONE PUBLISHING, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

SNP, LLC f/k/a CHELSEA HOUSE PUBLISHERS, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

THE CORIOLIS GROUP, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

W F HOWES LIMITED
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

OPTIONS PUBLISHING, LLC
By:	/s/ Paul J. Crecca
	Name:	Paul J. Crecca
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

THE BANK OF NEW YORK, as a Lender and as Administrative Agent
By:	/s/ John Foote
	Name:	John Foote
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

BEAR STEARNS CORPORATE LENDING, INC., as a Lender and as Syndication Agent
By:	/s/ Victor Bulzacchelli
	Name:	Victor Bulzacchelli
	Title:	Vice President

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

CIT LENDING SERVICES CORPORATION, as a Lender
By:	/s/ Scott Ploshay
	Name:	Scott Ploshay
	Title:	VP

HAIGHTS CROSS AMENDMENT NO. 7 AND WAIVER NO. 4

VAN KAMPEN SENIOR LOAN FUND By: Van Kampen Asset Management

By:	/s/ Darvin D. Pierce
	Name:	Darvin D. Pierce
	Title:	Executive Director